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                                                                    EXHIBIT 32.1


              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of ProxyMed, Inc. (the "Company") on Form 10-K for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John G. Lettko, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ JOHN G. LETTKO
------------------------------



John G. Lettko
Chief Executive Officer
March 14, 2006

A signed original of this written statement required by Section 906 has been provided to ProxyMed, Inc. and will be retained by ProxyMed, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.